UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest report) October 28, 2002

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51–0371142 (I.R.S. Employer Identification No.)

6922 Hollywood Blvd.
Suite 800
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860–9200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On October 28, 2002, j2 Global Communications, Inc., a Delaware corporation (“j2 Global”), announced its financial results for the fiscal quarter ended September 30, 2002, and issued revised financial estimates for the fiscal year ending December 31, 2002. A copy of j2 Global’s press release announcing these financial results and revised estimates is attached to this report as Exhibit 99.1 and is incorporate herein by reference.

The press release filed as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about j2 Global’s business contained in the press release are “forward–looking” rather than “historic.” The press release also states that a more thorough discussion of certain factors which may affect j2 Global’s operating results is included in j2 Global’s Annual Report on Form 10–K for the fiscal year ended December 31, 2001 which is on file with the Securities and Exchange Commission and available at the SEC’s website (http://www.sec.gov).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

The following exhibit is filed as part of this report:

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued October 28, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: October 29, 2002	By:	/s/ Jeffrey D. Adelman

Jeffrey D. Adelman, Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued October 28, 2002.